CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.2

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 1 Click to edit Master title style Expertise in Aerospace Technologies Expertise in Aerospace Technologies 2018 Q4 and Full Year Results Presentation Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer March 13, 2019 NYSE American : CVU

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 2 Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry, the ability to manage growth and integrate acquired operations and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 22 , 2018 , and Form 10 - Q for the three - month periods ended March 31 , 2018 and June 30 , 2018 and Form 10 - Q/A for the period ended September 30 , 2018 available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . Adoption of Accounting Standards Codification Topic 606 Effective January 1 , 2018 , the Company adopted Accounting Standards Codification Topic 606 Revenue from Contracts with Customers (“ASC 606 ”) using the modified retrospective method . Revenue recognition on all of the Company’s contracts did not change materially as a result of the adoption of ASC 606 . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . Disclosure Statements

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 3 3 A Year in Review Douglas McCrosso n President & Chief Executive Officer

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 4 4 2018 Business Highlights 1. Closed acquisition of Welding Metallurgy, Inc. (WMI) 2. Completed equity offering: 3. Product sales growth outpaced reported revenue for a second consecutive year 4. Ended year with record consolidated backlog and record defense backlog • Funded acquisition of WMI • Strengthened balance sheet • Added cash • 2016 - 2018 product sales CAGR: 6.9% • 2016 – 2018 reported revenue CAGR : 1.5% • Secured new program awards • Secured contract extensions

5 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 5 Backlog Consolidated Backlog at 12/31/2018: $457.4 Million, Up 17.7% YoY Record Defense Backlog: $386.4 Million, Up 65% since mid - 2014 $ 386.4M $ 71.0M Defense Commercial Defense 84% / Commercial 16% 1Q 2014 – 4Q 2018 $ 94.5M $ 362.9M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 21% / Unfunded 79% $ 71.0M $ 386.4M $ 457.4M $50 $150 $250 $350 $450 Q2'14 Q4' 15 Q2'15 Q4'15 Q2'16 Q4'16 Q2'17 Q4'17 Q2'18 Q4'18 Backlog (Defense/Commercial) Commercial Defense Total Backlog $410.3 M $234.2 M $176.1 M

Driven by Renewed Strength in Defense Budget

Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

Sikorsky UH-60M Fuel Panel & Gunner Windows
$29.2M

Announced
July & September 2017
Contract Period
2018 – 2022

Lockheed Martin F-35 Lightning II Drive Shaft
$15.8M

Announced
November 2017
Contract Period
2018 – 2022

NGC Japan E-2D Hawkeye
$25.0 – 30.0M

Announced
Jan. 2016/Feb. 2018
Contract Period
2016 – 2019

Bell / Textron AH-1Z Viper
$18.6M

Announced
Jan. 2017/March 2018
Contract Period
2017 – 2021

Raytheon Next Generation Jammer Mid-Band
$170.0M+

Announced
July 2016/August 2018
Contract Period
2016 – 2030

Unidentified Missile Platform
$ Undisclosed
Announced
October 2018
Contract Period
2019 – 2020

Unidentified Sikorsky Helicopter
$1.0M (approx.)

Announced
October 2018
Contract Period
2019 – 2020

NGC E-2D Advanced Hawkeye – Follow On
$47.5M (potential)

Announced
October 2018
Contract Period
2018 – 2024

Lockheed Martin F-35 Lightning II Lock Assys.
$10.6M

Announced
July 2015/Dec. 2018
Contract Period
2015 – 2024

Raytheon SEASPARROW Missile System
$5.0 M

Announced
Legacy WMI
Contract Period
2018-2019

Lockheed Martin F-16V
$20.0M

Announced
February 2019
Contract Period
INSERT - INSERT

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 7 7 Vincent Palazzolo Chief Financial Officer 4Q 2018 Financial Highlights

8 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 8 Recent Financial Highlights For the Three Months Ended December 31, For the Year Ended December 31, 2018 2017 201 8 2017 (Unaudited) (Audited) Revenue $26.5 $23.8 $ 83.3 $81.3 Cost of sales 20.7 18.3 65.7 $62.6 Gross profit 5.8 5.5 18.3 18.6 Selling, general and administrative expenses 2.3 2.2 9.5 8.5 Income from operations 3.3 3.3 8.6 10.2 Income before provision for income taxes 2.9 2.8 6.7 8.5 Net (loss) income $(0.8) $2.1 $2.3 $5.8 Income (loss) per common share – diluted $(0.07) $0.23 $0.24 $0.65

9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 9 ($ in Millions, except per share value) Balance Sheet Highlights As of December 31, 2018 Cash $6.1 Total Debt $30.3 Liquidity • $16.1 million raised (net) via public offering on October 19, 2018 • $40 million, 3 - year senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $6.0 million available under credit facility as of December 31, 2018

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 10 • $98.0M – $102.0M • Compared to $83.9M Revenue • $11.0M – $11.3M • Compared to $6.8M Pre - tax Income • $3.5M+ • Compared to $(2.5)M Cash Flow from Operations • 20% – 22% Effective Tax Rate 2019 Financial Guidance (as compared to Fiscal 2018 Actual)

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 11 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 12 2019 Objectives 1. Execute on integration of WMI 2. Program portfolio optimization 3. Execute on early - stage programs’ cost and schedule goals 4. Continue to drive down production costs, through: • To ensure resources and investments are aligned with programs core to Company’s long - term success • Increased engagement of suppliers • International sourcing • Continuous improvement of internal manufacturing processes

13 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 13 Bid Pipeline (03/XX/19) Virtually all proposals are at the Prime Contractor (14%) or Tier 1 level (84%) Defense pipeline balanced with new bizjet bids Continued Diversification Across Product Categories 78% 22% Defense Commerical 15% 4% 57% 24% Kitting MRO Aerostructures Aerosystems

Near-Term Program Opportunities


AEROSTRUCTURES

- A-10 Wing Replacement Program (WRP)
- Various Black Hawk Components / Structural Repairs
- F-16 Aircraft Structures
- International Light Attack Fixed Wing Aircraft
- Unmanned Aerial Systems
- Business Aircraft Wing Structural Subassemblies


KITTING & SUPPLY
CHAIN MANAGEMENT

- T-38 Trainer Upgrades
- Wet Outer Wing Panel Kits for Japanese E-2D Advanced Hawkeye


AEROSYSTEMS

- Reconnaissance Pods
- Electronic Warfare Pods
- Advanced Antenna System Structural Housing
- Electronic Racks & Step Assemblies
- Door Lock Assemblies
- Weapons Pylons


WELDING
METALLURGY
WMI

- SEASPARROW missile control electronics
- Various welded structures on E-2D Advanced Hawkeye, including the aerial refueling probe

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 15 ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Large and Diversified Backlog Drives Strong Visibility Defense Commercial Potential to collectively generate revenue of $ 457.4* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer * At 12/31/18 E - 2D Advanced Hawkeye Wing Kits Sikorsky/Unnamed Helicopter Platform** New Customer/Missile Wing** E175 - E2 HondaJet Phenom 300 F - 35 Locks UH - 60 Black Hawk MH - 53E Sea Dragon F - 35 Drive Shaft S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A Japan E - 2D Cessna Citation X+ CH - 148 F - 16V Structural Assemblies

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 16 16 Q&A Session Douglas McCrosso n President & Chief Executive Officer

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 17 17 Douglas McCrosso n President & Chief Executive Officer The provision for income taxes for the year ended December 31, 2018 was approximately $4.5 million, an effective tax rate of app roximately 66%. In February 2019, the Company received information that the net operating loss carryback that was utilized in 2014 was under examination and could pos sibly be disallowed by the IRS. The Company has not received a written notice or tax assessment related to the possible disallowance of our net operating loss carryback. I f we receive written notice we have the ability to appeal the disallowance, as well as go to tax court to challenge the notice. Although the company has not received any forma l d ocumentation or notice of such disallowance, in accordance with ASC 740 - 10 (“Accounting for Uncertainty in Tax Positions”) the Company has recorded a liability of approximately $3.1 million in the year ended December 31, 2018 for this uncertainty. The liability represents the maximum net tax adjustment for the disallowance of the net operating lo ss carry forward, computed at the pre - 2018 tax rates, and tax savings of recording a net operating loss carryforward, calculated at the current tax rates. Because of the i mpa ct of recognizing the liability for this uncertainty, the Company is presenting Net income adjusted for uncertain tax positons, which we believe allows us to compare net income on a m ore consistent basis. Had the Company not recognized the liability for the uncertain tax position, net income would have been as follows: Reconciliation of Non - GAAP Financial Measures

18 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 18 Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com